                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 27, 1999


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


------------------------------------------------------------------------------
       Maryland                   1-12514                   84-1246585
   (State or Other              (Commission                (IRS Employer
   Jurisdiction of              File Number)            Identification No.)
    Incorporation)
------------------------------------------------------------------------------


                     620 W. Germantown Pike, Suite 200
                   Plymouth Meeting, Pennsylvania 19462
            (Address of Principal Executive Offices) (Zip Code)


------------------------------------------------------------------------------
             Registrant's telephone number, including area code:
                              (610) 834-7950
------------------------------------------------------------------------------

ITEM 2 .           ACQUISITION OR DISPOSITION OF ASSETS.

                  On September 27, 1999, American Real Estate Investment Corporation (the "Company") consummated its acquisition of Reckson Morris Operating Partnership, L.P. ("RMOP") from Reckson Morris Industrial Trust, Reckson Operating Partnership, L.P., Robert Morris, Joseph D. Morris and certain of their related entities (collectively, the "Morris Contributors") pursuant to a Contribution and Exchange Agreement (the "Contribution Agreement"), dated as of
                  August 6, 1999 which was filed as an exhibit to a Report on Form 8-K dated August 6, 1999 filed by the Company on
                  August 20, 1999. Pursuant to the Contribution Agreement, entities owning 28 "big box" industrial facilities will be contributed in three stages to the Company in exchange for approximately $300,000,000 in a combination of Preferred
                  Stock and Common Stock of the Company, Preferred Units of the Company's Operating Partnership, American Real Estate Investment, L.P. (the "Operating Partnership"), the assumption of mortgage indebtedness and cash.

                  In the first stage, the Company acquired RMOP, which owns 22 warehouses comprising approximately 3.9 million square feet and 105 acres of ground, which will accommodate an additional 1.5 million square feet of development. The total consideration for this stage was approximately $205 million, including closing costs, consisting of the issuance to the Contributors of 103,878 shares of Common Stock of the Company, 1.6 million shares of Series B Convertible Preferred Stock of the Company, 1,434,136
                  Series C Convertible Preferred Units of limited partnership interest in the Operating Partnership, the assumption of approximately $16.4 million in assumed mortgage indebtedness and approximately $105.5 million in cash. The Company financed the cash portion of the consideration through approximately $98 million of mortgage financing and from part of the proceeds of a private placement of 800,000 shares of Series C Convertible Preferred Stock of the Company to three institutional investors. None of the securities issued to the Contributors were registered under the Securities Act of 1933, as amended, and they may not be sold in the United States absent registration or an applicable exemption from registration. The Company has agreed to grant the Contributors certain registration rights with respect to Common Stock of the Company issued in the transaction and Common Stock of the Company issued upon conversion of the Series B Convertible Preferred Stock of the Company and the Series C Convertible Preferred Units of limited partnership interest in the Operating Partnership.

                  In the second and third stages, we will acquire entities each owning three buildings containing 1.1 million square feet for a total of six buildings aggregating 2.2 million square feet. The second and third stages are expected to close early next year for a total consideration of approximately $50 million and $48 million, respectively.

                  As part of this transaction, the Company entered into a development agreement with Robert and Joseph Morris and certain of their related entities pursuant to which the Company and the Morrises will jointly develop all of the Morris's New Jersey industrial investment opportunities for three years and jointly develop the land to be acquired by the Company in this transaction.

ITEM 5.           OTHER EVENTS

                  As discussed in Item 2 above, the Company issued in a private placement 800,000 shares of its Series C Convertible Preferred Stock to AEW Targeted Securities Fund, L.P., Allstate Insurance Company and Teachers Insurance and Annuity Association of America (collectively, the "Investors") for $20 million. AEW Targeted Securities Fund, L.P. is currently a significant shareholder of the Company. These shares were not registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration. The Company has agreed to grant the Investors certain registration rights set forth in the registration rights agreements. The Series C Convertible Preferred Shares have a conversion price of $15.75, a distribution rate of 9.75% per annum and are convertible at any time, at the Investors' option. The liquidation preference of each share of Series C Convertible Preferred Stock is $25.00. The Company may redeem the Series C Convertible Preferred Stock at any time on or after the fifth anniversary of the issuance of the Series C Convertible Preferred Stock. The net proceeds of approximately $19.0 million from the sale were used to finance a portion of the first stage of the transaction discussed in Item 2 above and for working capital.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS


         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  The audited statements of revenue and certain operating expenses of the Reckson Morris Industrial Portfolio, BMG Property, and the Polyfoam Properties for the year ended December 31, 1998 and for the six month period ended June 30, 1999 (unaudited) are included on pages F-24 to F-34.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited pro forma condensed consolidating financial information which reflects the Company's acquisitions of the Reckson Morris Industrial Portfolio, BMG Property, and the Polyfoam Properties as of and for the six month period ended June 30, 1999 and for the year ended December 31, 1998 are included on pages F-1 to F-23.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                AMERICAN REAL ESTATE INVESTMENT
                                CORPORATION



Date:    October 12, 1999       By   /s/ Jeffrey E. Kelter
                                     ---------------------
                                     Jeffrey E. Kelter
                                     President and Chief Executive Officer


Date:    October 12, 1999       By   /s/ Timothy A. Peterson
                                     -----------------------
                                     Timothy A. Peterson
                                     Executive Vice President, Chief Financial
                                     Officer and Secretary


Date:    October 12, 1999       By   /s/ Timothy E. McKenna
                                     ----------------------
                                     Timothy E. McKenna
                                     Treasurer, Senior Vice President Finance
                                     and Corporate Controller (Principal
                                     Accounting Officer)

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                                      INDEX


I.       UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
         FINANCIAL INFORMATION

         o  Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1999..........F-3
         o  Pro Forma Condensed Consolidating Statement of Operations for the
            Six-month period ended June 30, 1999.........................................F-4
         o  Pro Forma Condensed Consolidating Statement of Operations for the
            year ended December 31, 1998.................................................F-6
         o  Notes to Management's Assumptions to Unaudited Pro Forma Condensed
            Consolidating Financial Information..........................................F-8

II.      RECKSON MORRIS INDUSTRIAL PORTFOLIO

         o  Report of Independent Public Accountants.....................................F-24
         o  Combined Statement of Revenue and Certain Expenses for the six month period ended June 30, 1999 (unaudited) and year ended December 31, 1998.............F-25
         o  Notes to Combined Statement of Revenue and Certain Expenses..................F-26

III.     BMG Property

         o  Report of Independent Public Accountants.....................................F-29
         o  Combined Statement of Revenue and Certain Expenses for the six month period ended June 30, 1999 (unaudited) and year ended December 31, 1998.............F-30
         o  Notes to Combined Statement of Revenue and Certain Expenses..................F-31

IV.      Polyfoam Properties

         o  Report of Independent Public Accountants.....................................F-32
         o  Combined Statement of Revenue and Certain Expenses for the six month period ended June 30, 1999 (unaudited) and year ended December 31, 1998.............F-33
         o  Notes to Combined Statement of Revenue and Certain Expenses..................F-34


                AMERICAN REAL ESTATE INVESTMENT CORPORATION
                -------------------------------------------
             UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
             --------------------------------------------------

The following sets forth the unaudited pro forma condensed consolidating balance sheet at June 30, 1999 and the unaudited pro forma condensed consolidating statements of operations for American Real Estate Investment Corporation (the "Company") for the six months ended June 30, 1999 and the year ended December 31, 1998.

The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma consolidating financial information is presented as if the following events occurred on June 30, 1999 for balance sheet purposes and on January 1, 1998 for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Quadrangles Village Apartments and Americana Lakewood Apartments dispositions. On June 24, 1998, the Company sold Quadrangles Village Apartments, a 510-unit apartment building located in Tempe, Arizona for approximately $26,500,000. On January 9, 1998, the Company consummated the sale of a 300-unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000.

- The Company's private placement on July 9, 1998 of 1,092,051 shares of Common Stock with certain institutional investors for approximately $18,000,000 and the use of net proceeds of $17,440,000 to repay indebtedness under the Company's credit facility.

- The Company's private placement on August 19, 1998 of 720,743 shares of its Common Stock for an aggregate purchase price of $11,400,000 were issued to the New York State Common Retirement Fund as partial repayment of certain indebtedness encumbering certain properties in the Pioneer Portfolio.

- The Company's private placement on December 24, 1998 of 800,000 shares of its Series A Convertible Preferred Stock to AEW Targeted Securities Fund, L.P. ("AEW") for net proceeds of approximately $19,500,000 was used to repay outstanding indebtedness. The Convertible Preferred Shares have a conversion price of $16.50, a distribution rate of 9% per annum and are convertible at any time, at AEW's option. The liquidation preference of each Convertible Preferred Share is $25.00. The Company may redeem the Convertible Preferred Shares at any time on or after December 15, 2003.

- The Company acquired 22 industrial properties included in Stage I of the Reckson Morris Industrial Portfolio which contain an approximately 3.9 million square feet pursuant to the Contribution Agreement, dated as of August 6, 1999. In addition, as part of Stage I of the transaction, the Company will also acquire 105 acres of land located in Mercer County, New Jersey. The purchase price associated with Stage I of the transaction is approximately $205 million including estimated closing costs. In accordance with the terms of the Contribution Agreement, these properties and land were contributed to the Company in exchange for the following:

         o The issuance of approximately $35.9 million in stated value of the Company's 9.75% Series C Convertible Preferred Units (the "Series C Preferred Units") to the Morris Contributors.

            Each of the 1,434,136 Series C Preferred Units has a stated value of $25 and is convertible into shares of the Company's Common Stock at the option of the holder at a conversion price of $16.

         o The issuance of $40.0 million in stated value of the Company's 9.75% Series B Convertible Preferred Stock (the "Series B Preferred Stock") will be issued to RMIT. Each of the 1,600,000 shares of Series B Preferred Stock has a stated value of $25 and is convertible into shares of the Company's Common Stock at the option of the holder at a conversion price of $16.

         o The issuance of 103,878 in shares of Common Stock to RMIT for an aggregate price of $1.5 million.

         o The assumption of $16.4 million of existing mortgage notes with interest rates ranging from 7.00% to 7.50% and maturities ranging from 2002 to 2007, respectively, related to the 309 and 409 Kennedy Drive properties and certain parcels contained in the 105 acres of land included in Stage I.

         o Approximately $105.5 million in cash, which will be funded from proceeds of the following:

            - a $98 million mortgage note from an institutional lender with a six year term and a fixed rate of 7.45%

            - the issuance of $20 million of the Company's 9.75% Series C Convertible Preferred Stock (the "Series C Preferred Stock") to the Investors. Each of the 800,000 shares of Series "C" Preferred Stock has a stated value of $25 and is convertible into shares of the Company's Common Stock at the option of the holder at a conversion price of $15.75.

The acquisition transactions described in Note 1 to these pro forma financial statements were accounted for in the pro forma financial statements using the purchase method of accounting.

                 AMERICAN REAL ESTATE INVESTMENT CORPORATION
                 -------------------------------------------
   PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF JUNE 30, 1999
   --------------------------------------------------------------------
         (Unaudited--in thousands, except share and per share data)


                                                    The
                                                  Company           Property         Pro Forma     The Company
                                                Historical      Acquisitions (A)    Adjustments     Pro Forma
                                                ----------      ----------------    -----------    ------------

                   ASSETS
Investments in real estate, net                 $  550,140      $   236,260        $               $ 786,400
Investment in direct financing lease                 1,584                                             1,584
Investment in management company                     4,329                                             4,329

Cash and cash equivalents                            1,791             (968)                             823

Restricted cash                                      3,628                                             3,628
Accounts and other receivables                       3,747                                             3,747
Other assets, net                                   10,982                                            10,982
                                               -----------      -----------        ---------       ---------

Total assets                                    $  576,201      $   235,292        $     ---       $ 811,493
                                               ===========      ===========        =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgage notes payable and other debt        $  361,297      $   125,621        $               $ 486,918
   Accrued expenses and other liabilities           12,386            2,000                           14,386

Minority interest                                   88,185                               191 (B)      88,376
Convertible Preferred Units                          7,500           47,121                           54,621

Shareholders' equity:
   Preferred Stock                                       1                2                                3
   Common stock                                          8                                                 8
   Warrants                                            685                                               685
   Additional paid-in capital                      104,272           60,548             (191)(B)     164,629
Cumulative net income                               17,912                                            17,912
Cumulative dividends                               (16,045)                                          (16,045)
                                                -----------     -----------        ---------       ----------

   Total shareholders' equity                      106,833           60,550             (191)        167,192
                                                ----------      -----------        ---------       ----------
   Total liabilities and shareholders' equity   $  576,201      $   235,292        $     ---       $ 811,493
                                                ==========      ===========        =========       ==========



                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                     -------------------------------------------
             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
             ---------------------------------------------------------
                     FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
                     ---------------------------------------------
             (Unaudited--in thousands, except Share and Per Share Data)



                                                                                        1999 Property Acquisitions
                                             The                                       ----------------------------
                                           Company         1999         The Company,     Historical      Pro Forma    The Company
                                         Historical   Dispositions (a)  As Adjusted    Operations (b)   Adjustments    Pro Forma
                                         ----------   ----------------  ------------   --------------   -----------   -----------
REVENUE:
   Minimum rent                          $  32,976      $   (276)       $   32,700       $    11,643    $    ---      $    44,343
   Tenant reimbursements and other
      income                                 3,506           (51)            3,455             1,779         ---            5,234
                                         ---------      ---------       ----------       -----------    --------      -----------
         Total revenue                      36,482          (327)           36,155            13,422                       49,577

OPERATING EXPENSES:
   Property operating expenses               7,581          (152)            7,429             2,788        (110)(c)       10,107
   General and administrative                1,611           ---             1,611               ---          41(d)         1,652
   Interest                                 13,148           ---            13,148               ---       4,660(c)        17,808
   Depreciation                              6,879           ---             6,879               ---       2,862(c)         9,741
                                         ---------    ----------      ------------       -----------    --------      -----------
         Total operating expenses           29,219          (152)           29,067             2,788       7,453           39,308

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVESTMENT IN
   MANAGEMENT COMPANY, GAINS
   ON SALES OF ASSETS, DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES                7,263          (175)            7,088            10,634      (7,453)          10,269

EQUITY IN LOSSES FROM INVESTMENT IN
   MANAGEMENT COMPANY                         (490)           --              (490)              ---         ---             (490)

GAINS ON SALE OF ASSETS                      1,284        (1,284)              ---               ---         ---              ---
                                         ---------      ---------       ----------       -----------    --------      -----------

                                                    (Continued)

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                  -------------------------------------------
           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
           ---------------------------------------------------------
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
                  ---------------------------------------------
                               (CONTINUED)
                               -----------
         (Unaudited--in thousands, except Share and Per Share Data)


                                                                                        1999 Property Acquisitions
                                             The                                       ----------------------------
                                           Company         1999         The Company,     Historical      Pro Forma    The Company
                                         Historical   Dispositions (a)  As Adjusted    Operations (b)   Adjustments    Pro Forma
                                         ----------   ----------------  ------------   --------------   -----------   -----------
INCOME (LOSS) BEFORE DISTRIBUTIONS
   TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES             8,057        (1,459)             6,598         10,634         (7,453)          9,779

DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS                                (337)          ---              (337)           ---          (2,242)(e)       (2,579)
                                         ----------     ---------        -----------       -------       ---------     ------------

INCOME (LOSS) BEFORE MINORITY
   INTEREST AND INCOME ALLOCATED TO
   PREFERRED SHARES                          7,720        (1,459)            6,261          10,634         (9,695)           7,200

MINORITY INTEREST                           (3,200)           ---            (3,200)           ---          1,644 (f)       (1,556)
                                         ----------     ---------        -----------       -------       --------      ------------

NET INCOME (LOSS)                            4,520         (1,459)            3,061         10,634         (8,051)           5,644

INCOME ALLOCATED TO PREFERRED SHARES          (900)           ---              (900)           ---         (2,925)(g)       (3,825)
                                         ----------     ---------        -----------       -------       ---------     ------------

INCOME ALLOCATED TO COMMON SHARES        $   3,620      $  (1,459)       $    2,161        $10,634       $(10,976)     $     1,819
                                         =========      =========        ==========        =======       =========     ===========

BASIC EARNINGS PER COMMON SHARE          $     .49                                                                    $       .24
                                         =========                                                                    ===========


DILUTED EARNINGS PER COMMON SHARES       $     .47                                                                    $       .23
                                         =========                                                                    ===========

WEIGHTED AVERAGE SHARES
OUTSTANDING-BASIC                        7,432,909                                                                      7,536,787
                                         =========                                                                     ==========

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING - DILUTED                14,588,622                                                                     14,722,244
                                        ==========                                                                     ==========


                 AMERICAN REAL ESTATE INVESTMENT CORPORATION
                 -------------------------------------------
          PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
          ---------------------------------------------------------
                       FOR YEAR ENDED DECEMBER 31, 1998
                       --------------------------------

             (Unaudited -in thousands, except Share and Per Share Data)


                                                                 1998 Events
                                                       ------------------------------
                                          The Company   Historical      Pro Forma
                                           Historical  Operations(a)   Adjustments    Subtotal
                                          -----------  -------------   -----------    --------
REVENUE:
     Minimum rent                          $  36,332  $  26,477       $  1,688(b)     $ 64,497
     Tenant reimbursements and other
         income                                4,696      2,441            ---           7,137
                                           ---------  ---------       --------        --------
              Total revenue                   41,028     28,918          1,688          71,634

OPERATING EXPENSES:
     Property operating expenses               8,814      6,112             22(b)       14,948
     General and administrative                  869        ---                            869
     Interest                                 14,539        ---         11,549(b)       26,088
     Depreciation and amortization             6,911        ---          5,654(b)       12,565
                                           ---------  ---------       --------        --------
              Total operating expenses        31,133      6,112         17,225          54,470

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVESTMENT IN MANAGEMENT
   COMPANY, GAINS ON SALES OF ASSETS,
   DISTRIBUTIONS TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST, AND INCOME ALLOCATED
   PREFERRED SHARES                            9,895     22,806        (15,537)         17,164

EQUITY IN INCOME LOSSES FROM
     INVESTMENT IN MANAGEMENT
     COMPANY                                 (1,167)        ---            ---          (1,167)

GAINS ON SALES OF ASSETS                      11,952   (11,952)                            ---
                                           ---------  ---------       --------        --------

INCOME (LOSS) BEFORE
     DISTRIBUTIONS TO PREFERRED
     UNITHOLDERS AND MINORITY
     INTEREST                                 20,680    10,854         (15,537)         15,997

DISTRIBUTIONS TO PREFERRED
  UNITHOLDERS                                   (15)       ---            (660)(c)        (675)


                                               1999 Events
                                         --------------------------
                                          Historical     Pro Forma    The Company
                                          Operations(e)  Adjustments    Pro Forma
                                         -------------  -----------   ------------
REVENUE:
     Minimum rent                         $ 18,562          479(f)      $   83,538
     Tenant reimbursements and other
         income                              3,068          632(f)          10,837
                                          ---------     --------         ---------
              Total revenue                 21,630        1,111             94,375

OPERATING EXPENSES:
     Property operating expenses             4,749        (208)(f)          19,489
     General and administrative                ---         165 (g)           1,034
     Interest                                  ---       5,588 (f)          31,676
     Depreciation and amortization            (194)      5,949 (f)          18,320
                                          ---------     --------         -----------
              Total operating expenses       4,555      11,494              70,519

INCOME (LOSS) BEFORE EQUITY IN
   LOSSES FROM INVESTMENT IN MANAGEMENT
   COMPANY, GAINS ON SALES OF ASSETS,
   DISTRIBUTIONS TO PREFERRED UNITHOLDERS,
   MINORITY INTEREST, AND INCOME ALLOCATED
   PREFERRED SHARES                         17,075     (10,383)             23,856

EQUITY IN INCOME LOSSES FROM
     INVESTMENT IN MANAGEMENT
     COMPANY                                   ---      (1,842)             (3,009)

GAINS ON SALES OF ASSETS                       ---         ---                 ---
                                            -----------   --------         -----------

INCOME (LOSS) BEFORE
     DISTRIBUTIONS TO PREFERRED
     UNITHOLDERS AND MINORITY
     INTEREST                               17,075     (12,225)             20,847

DISTRIBUTIONS TO PREFERRED
  UNITHOLDERS                                 ---       (4,483)(h)          (5,158)

                 AMERICAN REAL ESTATE INVESTMENT CORPORATION
                --------------------------------------------
           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
           ---------------------------------------------------------
                     FOR YEAR ENDED DECEMBER 31, 1998
                     --------------------------------

                                (Continued)
          (Unaudited -in thousands, except Share and Per Share Data)



                                                                   1998 Events
                                                          -----------------------------
                                           The Company      Historical       Pro Forma
                                           Historical     Operations (a)    Adjustments       Subtotal
                                           -----------    -------------    ------------      ----------
INCOME (LOSS) BEFORE MINORITY INTEREST
AND INCOME ALLOCATED TO PREFERRED
SHARES                                     $    20,665     $     10,854    $ (16,197)        $   15,322

MINORITY INTEREST                              (9,452)              ---           ---           (9,452)
                                           -----------     ------------    ----------        ----------

NET INCOME (LOSS)                               11,213           10,854      (16,197)             5,870

INCOME LOSS ALLOCATED TO
     PREFERRED SHARES                             (40)              ---       (1,760)(d)        (1,800)
                                           -----------     ------------    ----------        ----------

INCOME ALLOCATED TO
     COMMON SHARES                         $    11,173     $     10,854    $ (17,957)        $    4,070
                                           ===========     ============    ==========        ==========

BASIC EARNINGS PER COMMON
     SHARE                                 $      1.51
                                           ===========

DILUTED EARNINGS PER COMMON
     SHARE                                 $      1.41
                                           ===========

WEIGHTED AVERAGE SHARES
     OUTSTANDING - BASIC                     7,391,765
                                           ===========

WEIGHTED AVERAGE COMMON SHARES
     OUTSTANDING - DILUTED                  14,667,523
                                           ===========



                                                        1999 Events
                                              -----------------------------
                                                Historical       Pro Forma       The Company
                                              Operations (e)    Adjustments       Pro Forma
                                              -------------     -----------     -------------
INCOME (LOSS) BEFORE MINORITY INTEREST
AND INCOME ALLOCATED TO PREFERRED
SHARES                                          $    17,075     $(16,708)        $    15,689

MINORITY INTEREST                                       ---        5,746 (i)          (3,706)
                                                -----------     --------         -----------

NET INCOME (LOSS)                                    17,075      (10,962)             11,983

INCOME LOSS ALLOCATED TO
     PREFERRED SHARES                                   ---       (5,850)(j)         (7,650)
                                                -----------     ---------        -----------

INCOME ALLOCATED TO
     COMMON SHARES                              $    17,075     $(16,812)        $     4,333
                                                ===========     =========        ===========

BASIC EARNINGS PER COMMON
     SHARE                                                                       $       .58
                                                                                 ===========

DILUTED EARNINGS PER COMMON
     SHARE                                                                       $       .54
                                                                                 ===========

WEIGHTED AVERAGE SHARES
     OUTSTANDING - BASIC                                                           7,495,643
                                                                                 ===========

WEIGHTED AVERAGE COMMON SHARES
     OUTSTANDING - DILUTED                                                        14,761,339
                                                                                 ===========


                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                  -------------------------------------------
            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------
                 CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                 ---------------------------------------------

1.       BASIS OF PRESENTATION

         American Real Estate Investment Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust which was organized in the state of Maryland. As of October 4, 1999, the Company owned 95 industrial and 34 office properties aggregating
         14.8 million and 2.4 million square feet, respectively and an investment in a direct financing lease. The Company is the sole general partner of the American Real Estate Investment, L.P. (the "Operating Partnership") and as of June 30, 1999 owned approximately 53% of the Operating Partnership.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio, the Chambersburg Properties, the Browning Investments Portfolio, the Brashier Portfolio, the Reckson Morris Industrial Portfolio, BMG Property, and the Polyfoam Properties. In management's opinion, all adjustments necessary to reflect the acquisitions of the 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio, the Chambersburg Properties, the Browning Investments Portfolio, the Brashier Portfolio, the Reckson Morris Industrial Portfolio, BMG Property, the Polyfoam Properties, the October 1998 debt refinancing, and the private placements consummated in 1998 by the Company have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 1998, through the earlier of the respective acquisition date or June 30, 1999 or December 31, 1998. Operating results from those dates forward are included in the historical results of the Company.

2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET AT JUNE 30, 1999

(A) Reflects the Company's recent property acquisitions as follows (in 000's):


                           Cost                                        Consideration
                         ---------- ---------------------------------------------------------------------------------------
                           Total                   Accrued       Convertible                        Additional
                         Purchase    Mortgage    And other       Preferred   Preferred  Common       Paid in
Acquisition               Price       Debt      Liabilities       Units       Stock      Stock       Capital       Cash
-----------               -----       ----      -----------       -----       -----      -----      --------       ----
One Park Place           $  22,661  $  11,193    $     ---      $  11,268    $      ---   $   ---  $    ---     $    (200)
Polyfoam Properties
  Stage II                   8,500        ---          ---            ---           ---       ---       ---        (8,500)
Reckson Morris
  Industrial Portfolio
  Stage I                  205,099    114,428        2,000(ii)     35,853             2       ---     60,548(i)     7,732
                         ---------  ---------    ---------      ---------    ----------   -------  ---------    ---------
                         $ 236,260  $ 125,621    $   2,000      $  47,121    $        2   $   ---  $  60,548    $    (968)
                         =========  =========    =========      =========    ==========   =======  ==========   =========

(i)  Net of costs of equity issuance of $950,000.
(ii) Consists of the Company's estimate of required capital improvements to these buildings as of acquisition date and other costs associated with the transaction.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                  -------------------------------------------
            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------
                 CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                 ---------------------------------------------


(B) Adjustment to reflect the Company's 53.9% ownership of the Operating Partnership after the consummation of the 1999 acquisitions and various private placements.

3. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999

(a)      1999 DISPOSITIONS

         On March 26, 1999, the Company sold the Urban Farms Shopping Center in Franklin Lakes, New Jersey. This 90,000 square foot retail facility was sold for approximately $10,000,000, and generated a gain of $1,284,000. Proforma adjustments reflect the disposition of this asset and the related gain on sale.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                  -------------------------------------------
            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------
                 CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                 ---------------------------------------------


(b)      1999 EVENTS - HISTORICAL OPERATIONS:

         Reflects the historical operations of the BMG Property, Polyfoam Properties-Stages I and II, 10th Street-Office Works Building, One Park Place, and the Reckson Morris Industrial Portfolio through the earlier of the respective acquisition dates, or June 30, 1999. Operating results from those dates forward are included in the historical results of the Company.

                                                                           (In 000's)
                                          -------------------------------------------------------------------------
                                                           REVENUE                            OPERATING EXPENSES
                                          -------------------------------------------    --------------------------
                                                           Tenant
                                                       Reimbursements                       Property
                                           Minimum           and                         Operating And
         ACQUISITION                         Rent       Other Income       Total         Other Expenses   Subtotal
                                          -----------   -----------      -----------     --------------  ---------
         BMG Property                     $       103   $         3      $       106      $        4      $      102
         Polyfoam Properties-Stage I              500             2              502             160             342
          and II
         10th Street-Office Works                 104            --              104               4             100
          Building
         One Park Place                         2,076           372            2,448             894           1,554
         Reckson Morris Industrial              8,860         1,402           10,262           1,726           8,536
                                          -----------   -----------      -----------      ----------      ----------
         Portfolio
                  TOTAL                   $    11,643   $     1,779      $    13,422      $    2,788      $   10,634
                                          ===========   ===========      ===========      ==========      ==========

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------

(c)      1999 PROFORMA ADJUSTMENTS:

Reflects the Company's pro forma adjustments relative to the acquisitions of the BMG Property, Polyfoam Properties-Stage I and II, 10th Street-Office Works Building, One Park Place, and the Reckson Morris Industrial Portfolio for the six months ended June 30, 1999.

                                                                     (In 000's)
                      --------------------------------------------------------------------------------------------
                                         REVENUE                                   OPERATING EXPENSES
                      --------------------------------------------    --------------------------------------------
                                          Tenant                                                      Depreciation
                                      Reimbursements                     Property                          and
                                            and                       Operating And     Interest      Amortization
ACQUISITION            Minimum Rent    Other Income     Total         Other Expenses   Expense (i)        (ii)        Total
                       ------------    ------------     -----         --------------   -----------   ------------     -----
BMG Property          $                $              $                 $               $    90        $       56    $      146
Polyfoam Properties-
  Stage I and II                                                                            217               176           393
10th Street- Office
  Works Building                                                                             77                37           114
One Park Place                                                                              453               249           702
Reckson Morris
  Industrial
  Portfolio                                                                 (110)(iii)     3,907             2,344         6,141
Urban Farms (iv)                                                                            (84)              ---           (84)
                      ----------       -----------    ----------        ---------       --------       ----------    -----------
                      $                $              $                 $   (110)       $ 4,660        $    2,862    $    7,412
                      ==========       ===========    ==========        ==========      =======        ==========    ==========


                 Footnote explanations appear on the following page.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------


Footnotes to 1999 Pro Forma Adjustments:


(i) Proforma interest expense is presented assuming an effective rate of 6.56% on borrowings under the Company's $150 million revolving credit facility (the "Credit Facility"), and interest rates on assumed mortgage debt from the BMG Property, Polyfoam Properties-Stage I and II, 10th Street-Office Works Building, One Park Place and Reckson Morris Industrial Portfolio acquisitions ranging from 6.88% to 8.75%

(ii) Proforma depreciation expense is presented assuming a useful life of 35 years.

(iii) Adjustment to property operating expenses are recorded to reflect a reduction in management fees to the actual management fee levels to be changed as a result of the Company's acquisition. Interest expense is shown net of interest of $360,000 capitalized on land under development.

(iv) Proforma interest savings from the sale of Urban Farm Shopping Center on March 26, 1999. Approximately $5.5 million of proceeds were utilized to repay Credit Facility borrowings which this property had secured.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------


         (d) To reflect additional general and administrative expense associated with the Company's on-going management of the acquired properties.

         (e) To reflect the preferred distributions on 1,434,136 Series C Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These preferred units have an aggregate liquidation value of approximately $35.9 million and are entitled to a 9.75% preferred return. Also reflected is the preferred distribution for 450,700 Series D Convertible Preferred Units issued as partial consideration in the acquisition of One Park Place. These preferred units have an aggregate liquidation value of approximately $11.3 million and are entitled to a 9.0% preferred return.

         (f) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 53.9% of the Operating Partnership after the consummation of Stage I of the Reckson Morris Industrial Portfolio transaction. The adjustment to record the income effect of the minority interest share for the six months ended June 30, 1999 in the pro forma statement of operations was computed as follows:


Proforma Revenue                                            $          49,577

Proforma Operating Expenses                                           (39,308)

Proforma Preferred Dividends and Distributions                         (6,404)

Proforma Equity in Loss from Equity Investment                           (490)
                                                            -----------------
Proforma Income before Minority Interest                    $           3,375
                                                            =================

Minority Interest (46.1%)                                   $           1,556

Minority Interest at June 30, 1999                                      3,200
                                                            -----------------

Adjustment Required                                         $           1,644
                                                            =================

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------





         (g)      To reflect the income allocated to:

                  - the 1,600,000 shares of Series B Preferred Stock issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Convertible Preferred shares have a liquidation value of $40,000,000, and are entitled to a preferred dividend at a rate equal to 9.75%.

                  - the 800,000 shares of Series C Preferred Stock issued to the Investors. These Convertible Preferred shares have a liquidation value of $20,000,000 and entitled to a preferred dividend equal to 9.75%.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------


4. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998

         (a)      1998 EVENTS - HISTORICAL OPERATIONS;

                  Reflects historical statements of operations of 101 Commerce Drive, One Phillips Drive, Americana Lakewood Apartments, GATX Properties, Double M Development Properties, The Galesi Properties, Fed One Properties, 6 British American Boulevard, Marway Circle, Szeles Portfolio, Pioneer Portfolio, Chambersburg Properties, Browning Investments Portfolio, and the Brashier Portfolio. The historical statements reflected below include the operating results for the period January 1, 1998 through the earlier of the respective acquisition dates or December 31, 1998. Operating results from those dates forward are included in the historical results of the Company.

                                                                             (In 000's)
                                       ---------------------------------------------------------------------------------------
                                                                                              OPERATING
                                                          REVENUE                             EXPENSES
                                       -----------------------------------------------    ------------------
                                                           Tenant
                                                       Reimbursements                         Property
                                                             and                            Operating And     Gains on Sales
ACQUISITION/DISPOSITION                 Minimum Rent    Other Income         Total          Other Expenses     of Properties
                                       -------------   -------------      ----------       ---------------   ----------------
101 Commerce Drive                     $       61       $        --       $       61        $                  $
One Phillips Drive                             26                 3               29                  3
Americana Lakewood Apartments -  Sale         (44)              (45)             (89)               (53)              6,852
GATX Properties                               423                                423
Double M Development Properties               350                78              428                109
The Galesi Properties                       1,880               565            2,445                651
Quadrangles Village Apartments - Sale      (1,636)             (107)          (1,743)              (636)              5,100
Fed One Properties                            852                 8              860                 42
6 British American Boulevard                  209                91              300                 90
Marway Circle                                 268                                268                 20
Szeles Portfolio                            3,674                44            3,718              1,157
ASW Facility                                  477                 5              482                 43
Pioneer Portfolio                           7,630               932            8,562              2,647
Chambersburg Properties                     3,438               151            3,589                880
Browning Portfolio                          3,161               545            3,706                532
Brashier Portfolio                          5,708               171            5,879                627
                                       ----------       -----------       ----------        -----------        ------------
                                       $   26,477       $     2,441       $   28,918        $     6,112        $     11,952
                                       ==========       ===========       ==========        ===========        ============

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------



(b)      PRO FORMA ADJUSTMENTS FOR 1998 EVENTS

Reflect the Company's pro forma adjustments relative to the acquisitions of 101 Commerce Drive, One Phillips Drive,GATX Properties, Double M Development Properties, The Galesi Properties, , Fed One Properties, 6 British American Boulevard, Marway Circle, the ASW Facility, Szeles Portfolio, Pioneer Properties, Chambersburg Properties, Browning Investments Portfolio and the Brashier Portfolio and the disposition of Americana Lakewood Apartments and Quadrangles Village Apartments during the year ended December 31, 1998 and including pro forma adjustments to reflect the July 9, 1998 Private Placement, the August 19, 1998 Private Placement, the October 1998 debt re-financing of a portion of the Credit Facility with term debt provided by Column Financial, Inc. ,the AEW Preferred Stock Private Placement, and the Brashier Preferred Unit transaction for the year ended December 31, 1998. The pro forma adjustments below reflect the period January 1, 1998 through the earlier of the respective acquisition dates or December 31, 1998. Operating results from those dates forward are included in the historical results of the Company.


                                                                             (In 000's)
                                                 -------------------------------------------------------------------
                                                    REVENUE                       OPERATING EXPENSES
                                                 ---------------    ------------------------------------------------
                                                                                                     Depreciation
                                                                       Property                           and
ACQUISITION/DISPOSITION/                                            Operating And     Interest       Amortization
OFFERING                                           Minimum Rent     Other Expenses   Expense (i)         (ii)
                                                 ---------------    --------------   -----------     -------------
101 Commerce Drive                                 $                  $              $        26      $        13
One Phillips Drive                                                                            12                6
Americana Lakewood Apartments - Sale                                                        (23)
GATX Properties                                                                              155               71
Double M Development Properties                                                              159               79
The Galesi Properties                                                                      1,018              450
Quadrangles Village Apartments - Sale                                                      (531)
Fed One Properties                                                                           435              134
6 British American Boulevard                                                                 137               42
Marway Circle                                                                                140               45
Szeles Portfolio                                                                           1,311              559
ASW Facility                                                                                 327              105
Pioneer Portfolio                                                                          3,333            1,346
Chambersburg Properties (iii)                           1,688                  22          3,002              932
Browning Portfolio                                                                         1,461              735
July 9, 1999 Private Placement (iv)                                                        (663)
August 19, 1998 - Private Placement (iv)                                                   (630)
Brashier Portfolio                                                                         1,846            1,137
Column Financial, Inc. Term Debt Financing (v)                                               498
Amortization of Debt Premiums (v)                                                          (464)
                                                   ----------         -----------    -----------      -----------

                                                   $    1,688         $        22    $    11,549      $     5,654
                                                   ==========         ===========    ===========      ===========



                      (Footnote explanations appear on next page.)

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------


Footnotes:

(i) Pro forma interest expense is presented assuming an effective rate of 7.39% on borrowings under the Company's Credit Facility. The adjustment also includes interest expense associated with assumed indebtedness which ranged from 7.03% to 9.75%.

(ii) Pro forma depreciation expense is presented assuming an approximate useful life of 35 years.

(iii) To reflect rental income and other expenses associated with a lease executed by the seller with the Company in conjunction with the Company's acquisition of this property.

(iv) Assumes the proceeds from these offerings were utilized to repay the Company's Credit Facility.

(v) To reflect additional interest expense related to the October 1998 term debt refinancing, amortization of deferred finance costs related to the refinancing over a 10 year term and amortization of debt premiums an assumed indebtedness over the respective debt term.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                ---------------------------------------------------------
                      CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                      ---------------------------------------------


(c) Reflects preferred distributions related to the 454,545 Series B Convertible Preferred Units issued as partial consideration in the acquisition of the Brashier Portfolio. The Series A Convertible Units have an aggregate stated value of $7,500,000, and are entitled to a 9% preferred return.

(d) Reflects income allocated to the 800,000 Series A Convertible Preferred Shares issued to AEW in December 1998. The Series A Preferred Shares have an aggregate liquidation value of $20,000,000 and are entitled to preferred dividends at a rate equal to 9%.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                ---------------------------------------------------------
                      CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                      ---------------------------------------------

(e)      1999 EVENTS HISTORICAL OPERATIONS:

Reflects the historical operations of the BMG Property, Polyfoam Properties, 10th Street-Office Works Building, One Park Place, and the Reckson Morris Industrial Portfolio for the year ended December 31, 1998. Also reflected is the elimination of the historical operations of the Urban Farms Shopping Center which was sold by the Company in March 1999.

                                                                                (In 000's)
                                     -----------------------------------------------------------------------------------
                                                     REVENUE                                  OPERATING EXPENSES
                                     ------------------------------------   --------------------------------------------
                                                        Tenant
                                                    Reimbursements                Property      Depreciation     Total
                                                         and                    Operating And       and        Operating
ACQUISITION/DISPOSITION               Minimum Rent  Other Income    Sub-total   Other Expenses  Amortization   Expenses     Total
                                      ------------  ------------    ---------   --------------  ------------   ---------   --------
BMG Property                         $       411     $      10      $   421        $     15       $             $     15   $    406
Polyfoam Properties-Stage I and II         1,929             8        1,937             641                          641      1,296
10th Street-Office Works Building            119           ---          119             ---                          ---        119
One Park Place                             4,562           816        5,378           1,505                        1,505      3,873
Reckson Industrial Portfolio              12,715         2,510       15,225           3,040                        3,040     12,185
Urban Farms Shopping Center               (1,174)         (276)      (1,450)           (452)           (194)        (646)      (804)
                                     ------------     --------     --------        --------       ---------     --------   --------
         Total                       $    18,562      $  3,068     $ 21,630        $  4,749       $    (194)    $  4,555   $ 17,075
                                     ===========      ========     ========        ========       ==========    ========   ========

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                ---------------------------------------------------------
                      CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                      ---------------------------------------------


(f)      1999 PRO FORMA ADJUSTMENTS:

Reflects the Company's pro forma adjustments relative to the acquisitions of the BMG Property, Polyfoam Properties, 10th Street-Office Works Building, One Park Place, and the Reckson Morris Industrial Portfolio for the year ended December 31, 1998. Also reflected is a pro forma adjustment to eliminate the interest expense associated with the Urban Farms Shopping Center which was sold by the Company in March 1999.

                                                                                 (In 000's)
                                    -----------------------------------------------------------------------------------
                                                    REVENUE                                 OPERATING EXPENSES
                                     -----------------------------------   --------------------------------------------
                                                    Tenant                                                 Depreciation
                                                Reimbursements                  Property                       and
                                      Minimum        and                     Operating And    Interest     Amortization
ACQUISITION/DISPOSITION                 Rent     Other Income   Sub-total    Other Expenses  Expense (i)       (ii)         Total
                                     --------   --------------  ---------    --------------  -----------   -------------   -------
BMG Property                         $   ---     $    ---       $   ---     $      ---         $    120     $      237     $   357
Polyfoam Properties-Stage I and II       479           632(v)      1,111                            866            510       1,376
10th Street-Office Works Building                                                                    31             15          46
One Park Place                                                                                      905            499       1,404
Reckson Morris Industrial
  Portfolio                                                                       (208)(iii)      4,024          4,688       8,504
Urban Farms (iv)                                                                                   (358)          ---         (358)
                                     ---------   ----------     --------    -----------      ----------     ----------     -------
                                     $   479     $     632      $  1,111    $     (208)      $    5,588     $    5,949     $11,329
                                     =========   ==========     ========    ===========      ==========     ==========     =======


                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------



Footnotes:

(i) Proforma interest expense is presented assuming an effective rate of 6.56% on borrowings under the Company's $150 million revolving credit facility (the "Credit Facility"), and interest rates on assumed mortgage debt from the 10th Street-Office Works Building, One Park Place and Reckson Morris Industrial Portfolio acquisitions ranging from 6.88% to 8.75%

(ii) Proforma depreciation expense is presented assuming a useful life of 35 years.

(iii) Adjustment to property operating expenses are recorded to reflect a reduction in management fees to the actual management fee levels to be charged as a result of the Company's acquisition. Interest expense is shown net of approximately $4,509,000 in interest capitalized on land under development.

(iv) Proforma interest savings from the sale of Urban Farm Shopping Center on March 26, 1999. Approximately $5.5 million of proceeds were utilized to repay Credit Facility borrowings which this property had secured.

(v) Adjustment to reflect additional reimbursement of property operating expenses associated with a lease executed by the seller with the Company in conjunction with the Company's acquisition of this property.

-----------------------------------------------------------------------------

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------


(g) To reflect additional general and administrative expense associated with the Company's management of the acquired properties.

(h) To reflect the preferred distributions on 1,434,136 Series C Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Preferred Units have an aggregate liquidation value of approximately $35.9 million and are entitled to a 9.75% preferred return. Also reflected is the preferred distribution of 450,700 Series D Convertible Preferred Units issued as partial consideration in the acquisition of One Park Place. These preferred units have an aggregate liquidation value of approximately $11.3 million and are entitled to a 9% preferred return.

(i) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 53.9% of the Operating Partnership after the consummation of Stage I of the Reckson Morris Industrial Portfolio transaction. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1998 in the pro forma statement of operations was computed as follows:


Pro forma Revenue                                             $        94,375

Pro forma Operating Expenses                                          (70,519)

Pro forma Preferred Dividends and Distributions                       (12,808)

Pro forma Equity in Loss from Equity Investments                       (3,009)
                                                              ---------------

Pro forma Income before Minority Interest                     $         8,039
                                                              ===============

Minority Interest (46.1%)                                               3,706

Minority Interest at December 31, 1998                                  9,452
                                                              ---------------

Adjustment Required                                           $         5,746
                                                              ===============

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                    ----------------------------------------------
                    NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                    ----------------------------------------------
                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
                  --------------------------------------------------


(j)      To reflect the income allocated to:

         - the 1,600,000 shares of Series B Preferred Stock issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Convertible Preferred shares have a liquidation value of $40,000,000, and are entitled to a preferred dividend at a rate equal to 9.75%.

         - the 800,000 shares of Series C Preferred Stock issued to the Investors. These Convertible Preferred shares have a liquidation value of $20,000,000 and entitled to a preferred dividend equal to 9.75%.

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To American Real Estate Investment Corporation:

We have audited the accompanying combined statement of revenue and certain expenses of Reckson Morris Industrial Portfolio for the year ended December 31, 1998. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of American Real Estate Investment Corporation as described in Note 1 and is not intended to be a complete presentation of the Portfolio's revenue and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Reckson Morris Industrial Portfolio for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



Philadelphia, Pa.
  August 13, 1999

                        RECKSON MORRIS INDUSTRIAL PORTFOLIO
                        -----------------------------------

           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)
           -----------------------------------------------------------


                                                                          For the Six
                                                                          Months Ended          For the Year
                                                                          June 30, 1999             Ended
                                                                          (Unaudited)        December 31, 1998
                                                                         ---------------    -------------------
REVENUE:
   Minimum rent (Note 2)                                                 $    8,860,443       $    12,715,243
   Tenant reimbursements                                                      1,401,951             2,509,841
                                                                         --------------       ---------------


         Total revenue                                                       10,262,394            15,225,084
                                                                         --------------       ---------------

CERTAIN EXPENSES:
   Maintenance and other operating expenses                                     222,409               304,750
   Management fees                                                              256,819               436,685
   Real estate taxes                                                          1,187,756             2,194,570
   Insurance                                                                     59,666               104,351
                                                                         --------------       ---------------

         Total certain expenses                                               1,726,650             3,040,356
                                                                         --------------       ---------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                                    $    8,535,744       $    12,184,728
                                                                         ==============       ===============


   The accompanying notes are an integral part of this financial statement.

                       RECKSON MORRIS INDUSTRIAL PORTFOLIO
                       -----------------------------------
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
           -----------------------------------------------------------
                               DECEMBER 31, 1998
                               -----------------


1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of Reckson Morris Industrial Portfolio. On August 6, 1999, American Real Estate Investment Corporation (the "Company") entered into a Contribution and Exchange Agreement to acquire certain entities owning real property from Reckson Morris Industrial Trust, Reckson Operating Partnership, L.P., Robert Morris, Joseph D. Morris and certain related entities. Pursuant to the Contribution Agreement, entities owning 28 "big box" industrial facilities aggregating 6.1 million square feet will be contributed to the Company in exchange for approximately $300 million of preferred stock and common stock of the Company, preferred units of the Company's operating partnership, (American Real Estate Investment, L.P.), cash, and assumed indebtedness. The Company expects to finance the cash portion of the consideration through mortgage financing and other capital transactions. The mortgage financing will be funded from proceeds of a $98 million loan from an institutional lender with a six-year term and a fixed rate of 7.45%. In acquiring these industrial facilities, the Company will acquire approximately 111 acres of land, supporting approximately 1.6 million square feet of development and definitive options for approximately 259 additional acres of land, supporting approximately 2.9 million square feet of development. The acquisition is expected to close in three stages, subject to the satisfaction of certain customary closing conditions. Stage I, which includes 22 buildings (the "Stage I Properties") representing approximately 3.9 million square feet is expected to close in September 1999. Stages II and III, each comprised of three buildings containing 1.1 million square feet for a total of six buildings aggregating 2.2 million square feet, are expected to close by April 30, 2000. All of the Stage I properties are currently owned by Reckson Morris Operating Partnership, L.P. The Stage I Properties are identified in the following table:


                                                                              Aggregate
                                                                                 Net
                                                                              Rentable
Property                       Address                    Type                 Sq. Ft.
--------                       -------                    ----              -----------

One Nixon Lane                 Edison, NJ                 Operating           192,829
200-250 Kennedy Drive          Sayreville, NJ             Operating           164,267
300-350 Kennedy Drive          Sayreville, NJ             Operating           161,705
309 Kennedy Drive              Sayreville, NJ             Operating           202,000
409 Kennedy Drive              Sayreville, NJ             Operating           225,831
55 Carter Drive                Edison, NJ                 Operating           108,548
200 Carter Drive               Edison, NJ                 Operating           105,910
243 St. Nicholas Avenue        South Plainfield, NJ       Operating            15,000
275-285 Pierce Street          Franklin Township, NJ      Operating           102,735
301-321 Herrod Blvd.           South Brunswick, NJ        Operating           610,949
24 Abeel Road                  Cranbury, NJ               Operating            40,022
21 Cranbury                    Cranbury, NJ               Development         845,835
34 Englehard                   Cranbury, NJ               Operating           203,404
200 Industrial                 Teterboro, NJ              Operating           332,352
118 Moonachie Avenue           Carlstadt, NJ              Operating           243,751
135 Fieldcrest Avenue          Edison, NJ                 Operating            77,975
24 Madison Road                Fairfield, NJ              Operating            35,494
22 Madison Road                Fairfield, NJ              Operating            39,875
18 Madison Road                Fairfield, NJ              Operating            14,000
26 Madison Road                Fairfield, NJ              Operating            30,306
535 Secaucus Road              Secaucus, NJ               Operating            68,439
Mount Ebo                      Mount Ebo, NY              Operating            93,948
                                                                               ------
                                                                            3,915,175
                                                                            ==========

The 21 Cranbury property was under development at December 31, 1998 and had not generated revenue or incurred operating expenses during the year ended December 31, 1998. This property was placed in operation subsequent to December 1998 and the revenue and certain expenses are included in the period ended June 30, 1999.

The average occupancy for the six months ended June 30, 1999 and year ended December 31, 1998 for the Stage I Properties is approximately 98.5% and 92.6%, respectively.

This combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above-described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Stage I Properties are maintained on an accrual basis. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Stage I Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The combined statement of revenue and certain expenses for the six months ended June 30, 1999 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent presented includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1998 was $410,394 and for the six months ended June 30, 1999 was $263,429 (unaudited).

The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 1998:


Property                   Tenant                                      Minimum Rent
--------                   ------                                      ------------
301/321 Herrod Blvd.       Herrod Distribution Center, Inc.             $2,291,059

118 Moonachie Avenue       The Coca-Cola Bottling Company of New        $1,828,133
                           York, Inc.

Stage I Properties are leased to tenants under operating leases with expiration dates extending to 2013. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1998 are as follows:

                                 1999                      $    16,499,038
                                 2000                           14,630,424
                                 2001                           12,754,730
                                 2002                           10,397,235
                                 2003                            9,996,529
                                 Thereafter                $    49,634,951


3.       RELATED PARTY TRANSACTIONS:

Stage I Properties paid management fees of $436,685 to Reckson Morris Management Inc., a related party, representing 3.5% of base rental revenue.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To American Real Estate Investment Corporation:

We have audited the accompanying statement of revenue and certain expenses of BMG Property for the period from August 3, 1998 to December 31, 1998. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of American Real Estate Investment Corporation as described in Note 1 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the BMG Property for the period from August 3, 1998 to December 31, 1998, in conformity with generally accepted accounting principles.





Philadelphia, Pa.,
   October 11, 1999

                                  BMG PROPERTY


               STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)




                                                      For the six months   For the period from
                                                     ended June 30, 1999    August 3, 1998 to
                                                          (unaudited)       December 31, 1998
                                                     -------------------   -------------------
REVENUE:

   Minimum rent (Note 2)                                   $  499,000           $  411,364
   Tenant reimbursements                                        5,700                9,919
                                                           ----------           ----------
         Total revenues                                       504,700              421,283
                                                           ----------           ----------
CERTAIN EXPENSES:
   Maintenance and other operating expenses                        --                1,576
   Insurance                                                      500                5,277
   Real estate taxes                                            5,200                8,094
                                                           ----------           ----------
         Total certain expenses                                 5,700               14,947
                                                           ----------           ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES                      $  499,000           $  406,336
                                                           ----------           ----------
                                                           ----------           ----------








    The accompanying notes are an integral part of this financial statement.

                                  BMG PROPERTY

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1998



1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of the BMG Property (the "Property"), located in Duncan, South Carolina. The Property was acquired by American Real Estate Investment Corporation ("the Company") from W/H No. 35, LLC. ("the Seller") in March, 1999 for approximately $9,700,000, including closing costs. The Property has an aggregate net rentable area of approximately 303,091 square feet (100% leased as of December 31, 1998). This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K.

The accounting records of the Property are maintained on an accrual basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property in conformity with Rule 3-14 of the Securities and Exchange Commission.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The actual results could differ from those estimates.

The combined statement of revenue and certain expenses for the six months ended June 30, 1999 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASE:

The Property is leased to BMG under an operating lease with an expiration date extending to the year 2003. The lease commenced on August 3, 1998 upon completion of the Property. Future minimum rentals under the noncancellable operating lease, excluding tenant reimbursements of operating expenses as of December 31, 1998, are as follows:



                   1999                          1,000,178
                   2000                          1,000,178
                   2001                          1,000,178
                   2002                          1,000,178
                   Thereafter                      588,814


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To American Real Estate Investment Corporation:

We have audited the accompanying combined statement of revenue and certain expenses of Poly-Foam Properties for the year ended December 31, 1998. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of American Real Estate Investment Corporation as described in Note 1 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Poly-Foam Properties for the year ended December 31, 1998, in conformity with generally accepted accounting principles.





Philadelphia, Pa.,
   October 11, 1999

                              POLY-FOAM PROPERTIES


           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)




                                                      For the six months
                                                     ended June 30, 1999    For the year ended
                                                          (unaudited)       December 31, 1998
                                                     -------------------    ------------------

REVENUE:
   Minimum rent (Note 2)                                   $1,181,306           $1,928,587
   Other income                                                 7,521                7,888
                                                           ----------           ----------
         Total revenue                                      1,188,827            1,936,475
                                                           ----------           ----------
CERTAIN EXPENSES:
   Maintenance and other operating expenses (Note 2)               --              482,368
   Real estate taxes                                            6,521              146,642
   Insurance                                                    1,000               11,691
                                                           ----------           ----------
         Total certain expenses                                 7,521              640,701
                                                           ----------           ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                      $1,181,306            $1,295,774
                                                           ----------           ----------
                                                           ----------           ----------


    The accompanying notes are an integral part of this financial statement.

                              POLY-FOAM PROPERTIES

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1998



1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of the Poly-Foam Properties ("the Properties"), which include the following seven buildings, all located in Fremont, Ohio.


                 PROPERTY                                SQUARE FEET                 PHASE
                 --------                                -----------                 -----

           1311 Majestic Drive                               143,400                   II
           800 Hagerty Drive                                  30,150                    I
           600 Hagerty Drive                                 126,250                    I
           1411 Majestic Drive                               181,350                    I
           605 Hagerty Drive                                  76,464                    I
           670 Hagerty Drive                                 100,272                    I
           300 Enterprise Drive                              181,838                   II


The Phase I Properties were acquired by American Real Estate
Investment Corporation (the "Company") from Poly-Foam International, Inc. ("the Seller") in April, 1999 for a purchase price of approximately $13,200,000. The Phase II Properties were acquired in September, 1999 for a purchase price of approximately $8,500,000. These properties have an aggregate net rentable area of approximately 839,724 square feet (95.3% leased as of December 31, 1998). This combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K.

The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Properties in conformity with Rule 3-14 of the Securities and Exchange Commission.


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The actual results could differ from those estimates.

The combined statement of revenue and certain expenses for the six months ended June 30, 1999 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   RELATED PARTY TRANSACTIONS:

The Seller, leases space in each of the seven properties and paid to the Properties $1,571,015 of minimum rent for the year ended December 31, 1998. The expenses related to the Seller's occupancy of the Properties were paid by the Properties, and were not reimbursed by the Seller because of the related party relationship. Under the terms of the lease signed by the Company with Polyfoam in connection with the sale transaction, the Seller will reimburse the Company for its share of future operating expenses applicable to its leased space.

3.   OPERATING LEASES:

Poly-Foam paid $1,571,015 of minimum rent that accounts for greater than 10% of annual minimum rent for the year ended December 31, 1998.

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2008. Future minimum rentals under noncancellable operating leases, which exclude future related party rental revenue for which there are no rental agreements, as of December 31, 1998, are as follows:



                    1999                          $    543,458
                    2000                          $    441,456
                    2001                          $    441,456
                    2002                          $    441,446
                    2003                          $    441,446
                    Thereafter                    $  2,207,280


Certain leases also include provisions requiring tenants to reimburse the Properties for management costs and other operating expenses up to stipulated amounts.